UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 29, 2005

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.    Entry into a Material Definitive Agreement

        On December 20, 2005, MTS Systems Corporation (the “Company”) entered into a change in control agreement with Laura B. Hamilton.

        Also, on November 29, upon the recommendation by the Human Resources Committee, the Board of Directors of the Company approved the performance goals for participants under the Company’s Executive Variable Compensation (EVC) Plan for the fiscal year 2006 performance period.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Change in Control Agreement for Laura B. Hamilton. Exhibit 99.2 – 2006 Performance Goals Under the EVC Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)

Date: December 23, 2005	By:	/s/ Susan E. Knight
Susan E. Knight Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Exhibit 99.1 – Change in Control Agreement for Laura B. Hamilton.
99.2	Exhibit 99.2 – 2006 Performance Goals Under the EVC Plan